SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☒	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

The Saratoga Advantage Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)           Title of each class of securities to which transaction applies:

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2)           Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)           Proposed maximum aggregate value of transaction:

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5)           Total fee paid:

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◻	Fee paid previously with preliminary materials.

◻	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

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2)           Form, Schedule or Registration Statement No.:

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3)           Filing Party:

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4)           Date Filed:

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JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395

October 11, 2016

Dear Shareholder:

The Board of Trustees for the James Alpha Global Real Estate Investments Portfolio has sent you a notice of a meeting of shareholders (the “Meeting”) to ask you to vote on three important proposals affecting your Portfolio. The Meeting convened on October 11, 2016, but is now adjourned until November 4, 2016 because sufficient votes were not received by the Portfolio to approve the proposals. The Meeting will reconvene at the offices of The Saratoga Advantage Trust at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 at 9:00 a.m., Pacific Time. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified.

The PORTFOLIO’S records indicate that you have NOT YET voteD.

please take a moment now to cast your vote so that your shares may be represented at the Meeting.

Detailed information about the Meeting and the proposals can be found in the proxy statement. To view the proxy statement electronically please log on at www.proxyonline.com/docs/jamesalpha.pdf. Another copy of the proxy card has been included for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1-800-967-0271.

Thank you for your participation.

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VOTING IS EASY

Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (800) 967-0271. Please have your control number found on the enclosed proxy card available at the time of the call.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com (for NOBO) or www.proxyonline.us (for Reg) and enter your control number found on the enclosed proxy card.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

REG / NOBO